EXHIBIT 32.2
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                      Chief Financial Officer Certification
     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     In connection with the quarterly report of Prab, Inc. (the "Company") on Form 10-QSB (the "Form 10-QSB") for the period ended April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof, I, Robert W. Klinge, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  June 14, 2004
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                                       /s/ Robert W. Klinge
                                       -----------------------------------------
                                       Robert W. Klinge, Chief Financial Officer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Prab, Inc. and will be retained by Prab, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.








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